SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2000


                             GLOBAL SOURCES LIMITED
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       333-41389               13-4020643
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


342 Madison Avenue, Suite 942  New York, New York                   10173
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 687-6363


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT

         On May 4, 2000, Ahearn Jasco + Company, P.A. ("Ahearn Jasco") resigned as the independent accountant for Global Sources Limited (the "Company") (formerly First Sunrise, Inc. ("First Sunrise")). Ahearn Jasco was the accountant to First Sunrise, the predecessor company to the surviving entity, before and during the merger between First Sunrise and Platinum Executive Search, Inc. that took effect on December 9, 1999 (hereinafter "the Merger") and created the Company. Prior to the Merger, First Sunrise was an inactive corporation. The Company has active operations centered in the New York City metropolitan area. Ahearn Jasco believes that the Company would be better served by an accountant with a geographic presence in the New York City metropolitan area. The Company has not yet identified or engaged a new independent accountant. Ahearn Jasco's report on the financial statements of First Sunrise for fiscal year ending December 31, 1998 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal year ending December 31, 1998 and the subsequent interim period preceding the resignation of Ahearn Jasco, there were no disagreements with Ahearn Jasco regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ahearn Jasco, would have caused Ahearn Jasco to make reference to the subject matter of the disagreements in connection with its report. The Company requested that Ahearn Jasco furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated May 11, 2000 has been filed as an exhibit to this current report on Form 8-K.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2000

                                                   GLOBAL SOURCES LIMITED,
                                                   a Delaware Corporation


                                                   By: /s/ John Mazzuto
                                                   --------------------
                                                   Name:   John Mazzuto
                                                   Title:  President and
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX
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     EXHIBIT
       NO.                          DESCRIPTION
       ---                          -----------

            Letter dated May 11, 2000, from Ahearn Jasco + Company, P.A. to the
        1   Securities and Exchange Commission.